                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 7, 2002
                          ----------------------------
                                 Date of Report
                        (Date of earliest event reported)

                                BioSyntech, Inc.
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Nevada                                  0-27179              88-0329399
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(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

           450 Boulevard Armand-Frappier, Laval, Quebec, Canada     H7V 4B3
           ---------------------------------------------------------------------
           (Address of Principal Executive Offices)                (Zip Code)

                                 (450) 686-2437
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)

         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 4.     Change in Registrant's Certifying Accountant.

            On October 7, 2002, BioSyntech,  Inc. (the "Company"),  by action of its Board of Directors,  terminated its relationship  with Ernst & Young LLP
("Ernst & Young"),  the independent auditors previously engaged to audit the
Company's  financial  statements,  effective  with the date of completion of the review by Ernst & Young of the Company's financial statements for the period ended  September  30,  2002.  The Board of Directors  will shortly  announce its
recommendation  of  a  new  independent   auditing  firm  and  will  submit  its
recommendation  for  ratification  at  the  Company's  2002  Annual  Meeting  of
Stockholders scheduled to be held on December 4, 2002.

            The audit reports of Ernst &  Young on the  Company's  financial statements  for the fiscal years ended March 31, 2002 and March 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty,  audit scope, or accounting principles,  except such report dated May 24, 2002 was modified to include an explanatory paragraph for a going concern uncertainty.

            In connection with the audits of the Company's financial  statements for each of the two fiscal years ended March 31, 2002 and March 31, 2001, and in the subsequent  interim period through October 7, 2002, the date of termination, the  Company  had no  disagreements  with  Ernst  &  Young on any  matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedures  which,  if not resolved to the  satisfaction of Ernst &
Young would have caused Ernst  &Young to make reference to the matter in its report.

            The Company  provided  Ernst &  Young with a copy of this report prior to filing it with the Securities and Exchange  Commission  ("Commission").
The Company  requested that Ernst &  Young furnish the Company with a letter to the  Commission  stating  whether  Ernst  &  Young  agrees with the above statements.  A copy of that letter dated October 15, 2002 is filed as an Exhibit to this Form 8-K.

                                      -2-

            Item 7.   Financial Statements and Exhibits

            The following exhibit is included as part of this report:

            EXHIBIT     PAGE
            NO.          NO.         DESCRIPTION

            16.1         4           Letter from Ernst & Young LLP regarding
                                     the change in independent auditor.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BioSyntech, Inc.

Dated: October 15, 2002               By: /s/ Amine Selmani
                                          --------------------------------------
                                          Name:  Amine Selmani
                                          Title: Chief Executive Officer
                                                 & President